Ivy Variable Insurance Portfolios

Supplement dated May 22, 2020 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2020

The following is added to the end of the first paragraph following the table in the section entitled “Investment Advisory and Other Services — The Management Agreement — Payments by the Portfolios for Management Services”:

Pursuant to an agreement between IICO and the Trust, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of Ivy VIP Government Money Market to the extent necessary to maintain a yield of not less than zero. There is no guarantee that Ivy VIP Government Money Market will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

Supplement	Statement of Additional Information	1